Supplement, dated July 31, 2003
to Prospectus, dated May 1, 2003

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                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            TAX-DEFERRED ANNUITY PLAN
                     VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM
                          INDIVIDUAL RETIREMENT ANNUITY
                            FLEXIBLE PREMIUM ANNUITY
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The Prospectus, dated May 1, 2003, of Mutual of America  Separate Account No. 2,
Tax Deferred Annuity Plan, Voluntary Employee Contribution Program, Individual Retirement Annuity and Flexible Premium Annuity is supplemented as follows:

      (1) The third and fourth sentences of footnote (2) of the "Tables of Annual Expenses" are deleted.

      (2) The following is added to the end of footnote (4) to the "Tables of Annual Expenses" on page 1:

            Further, effective July 15, 2003 in regard to the Investment Company Money Market Fund only, so much or all of this annual expense (not to exceed 0.90%) as is required has been waived to prevent the total investment returns net of separate account expenses from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but the full 0.90% of these expenses may be restored at that time.